Filed pursuant to 497(e)

File Nos.  033-49098 and 811-06719

STERLING CAPITAL FUNDS

SUPPLEMENT DATED APRIL 27, 2023

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS

AND THE INSTITUTIONAL AND CLASS R6 SHARES PROSPECTUS,

each DATED FEBRUARY 1, 2023, as supplemented

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Class A and Class C Shares Prospectus and the Institutional and Class R6 Shares Prospectus, each dated February 1, 2023 (collectively, the “Prospectuses”), with respect to Sterling Capital Special Opportunities Fund and Sterling Capital SMID Opportunities Fund:

Sterling Capital Special Opportunities Fund

Effective April 28, 2023, Joshua L. Haggerty will no longer serve as a co-portfolio manager of the Fund and James L. Curtis has been added as a co-portfolio manager of the Fund. Accordingly, the “Management—Portfolio Managers” section in the Prospectuses with respect to the Fund is hereby deleted and replaced with the following:

Portfolio Managers

Daniel A. Morrall

Executive Director of Sterling Capital and Co-Portfolio Manager
Since December 2021
(formerly Associate Portfolio Manager from July 2021 - December 2021)

James L. Curtis, CFA

Executive Director of Sterling Capital and Co-Portfolio Manager

Since April 2023

Sterling Capital SMID Opportunities Fund

Effective April 28, 2023, James L. Curtis will no longer serve as a co-portfolio manager of the Fund and Lee Houser will be sole manager of the Fund. Accordingly, the “Management—Portfolio Managers” section in the Prospectuses with respect to the Fund is hereby deleted and replaced with the following:

Portfolio Manager

Lee D. Houser, CFA

Executive Director of Sterling Capital and Portfolio Manager

Since August 2021

The following replaces the description of the Portfolio Managers set forth under “Fund Management—Portfolio Managers” in the Prospectuses with respect to the Sterling Capital Special Opportunities Fund, Sterling Capital SMID Opportunities Fund, and Sterling Capital Mid Value Fund:

Sterling Capital Special Opportunities Fund

Special Opportunities Fund and Equity Income Fund. Daniel A. Morrall, Executive Director, joined Sterling Capital Management in 2014 and has investment experience since 2001. Dan has been co-portfolio manager of the Special Opportunities Fund since December 2021 and was associate portfolio manager of the Fund from July 2021 to December 2021. Dan received his B.S. in Business and Economics from Washington and Lee University, his MBA from Columbia Business School, and his M.S.I.T. from Capella University.

James L. Curtis, CFA, Executive Director, first worked at Sterling Capital Management from 1999 to 2001 and rejoined the firm in 2020. He has investment experience since 1996. Jim has been co-portfolio manager of the Special Opportunities Fund since April 2023. Jim received his B.S.B.A. in Finance from the University of North Carolina at Chapel Hill’s Kenan-Flagler Business School and his MBA in Finance from Emory University’s Goizueta Business School. He holds the Chartered Financial Analyst designation.

Jeremy M. Lopez, CFA, Executive Director, joined Sterling Capital Management in 2016 and has investment experience since 1997. Jeremy has been the co-portfolio manager of the Equity Income Fund since November 2022. Prior to joining Sterling, he worked as an equity research analyst at Herndon Capital Management and Wells Capital Management. Additionally, he was a senior equity research associate at William & Blair Company. Jeremy received his B.A. in Economics from Wheaton College and his M.B.A. from the University of Chicago’s Booth School of Business. He holds the Chartered Financial Analyst® designation.

Charles J. Wittmann, CFA, Executive Director, joined Sterling Capital Management in 2014 and has investment experience since 1995. He has been co-portfolio manager of the Equity Income Fund since December 2021 and was associate portfolio manager of the Fund from July 2021 to December 2021. Chip received his B.A. in Economics from Davidson College and his MBA from Duke University’s Fuqua School of Business. He earned the Certificate in ESG Investing, which is developed, administered and awarded by the CFA Society of the United Kingdom. He holds the Chartered Financial Analyst designation.

Sterling Capital SMID Opportunities Fund

SMID Opportunities Fund. Lee D. Houser, CFA, Executive Director, joined Sterling Capital Management in 2006 and has investment experience since 1999. Lee has been a portfolio manager of the SMID Opportunities Fund since August 2021. Additionally, he has been associate portfolio manager of the Mid Value Fund since February 2021. Lee received his B.S. in Mathematics and Economics from James Madison University, where he was a summa cum laude graduate, and his MBA from Duke University. He holds the Chartered Financial Analyst designation.

Sterling Capital Mid Value Fund

Mid Value Fund. Patrick W. Rau, CFA, Managing Director, joined Sterling Capital Management in 2001 and has investment experience since 1993. Patrick has been co-portfolio manager of Mid Value Fund since August 2021. Patrick received his A.B. in Political Science from Duke University and his MBA from Vanderbilt University. He holds the Chartered Financial Analyst designation.

William C. Smith, CFA, Executive Director, joined Sterling Capital Management in 2015 and has investment experience since 2002. Will has been co-portfolio manager of the Mid Value Fund since August 2021 and served as associate portfolio manager of the Fund from February 2021 to August 2021. Will received his B.E. in Structural Engineering from Vanderbilt University and his MBA from the London Business School. He holds the Chartered Financial Analyst designation.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE.

STAT-SUP-0423